UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014
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TOWERS WATSON & CO.
(Exact name of registrant as specified in its charter)
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Delaware	001-34594	27-0676603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
901 N. Glebe Road Arlington, VA		22203
(Address of principal executive offices)		(zip code)
(703) 258-8000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

Towers Watson & Co. (referred herein as "Towers Watson" or the "Company") is furnishing this Current Report on Form 8-K ("Form 8-K") to provide unaudited supplemental financial information for each of the quarters of fiscal year 2014 and the fiscal year ended June 30, 2014, to reflect the results of our operating segment reorganization that became effective on July 1, 2014.

The Company classifies its operations into four operating segments: Benefits, Risk and Financial Services, Talent and Rewards and Exchange Solutions. On January 23, 2014, Towers Watson announced plans to expand the Exchange Solutions segment by combining operations and associates primarily from portions of the North American Technology and Administration Solutions line of business with the Retiree & Access Exchanges and Liazon lines of business to better align their respective strategic goals. This reorganization took effect on July 1, 2014. The information contained in this Form 8-K is being furnished to assist investors in understanding how the Company's operating segment results would have been presented in previously filed reports had such results been reported on the basis of the Company's operating segments commencing in the first quarter of fiscal year 2014. The revised supplemental financial information does not represent a revision or restatement of previously issued financial statements.

The following table summarizes the unaudited supplemental financial information of the Company for each of the quarters of fiscal year 2014 and for the year ended June 30, 2014, to reflect the results of its operating segment reorganization that became effective on July 1, 2014. Only the Benefits and Exchange Solutions segments were impacted by the reorganization. Since the reorganization would have no impact on the Risk and Financial Services and Talent and Rewards segments, these segments' results have not been included in this disclosure. All dollar amounts are in thousands.

	Benefits		Exchange Solutions
	Revenue (net of reimbursable expenses)	Net operating income	Revenue (net of reimbursable expenses)	Net operating income
Q1 2014 - Three months ended September 30, 2013	$431,255	$129,538	$61,164	$14,456
Q2 2014 - Three months ended December, 31, 2013	456,840	138,101	66,233	3,025
Q3 2014 - Three months ended March 31, 2014	500,795	172,445	74,170	17,037
Q4 2014 - Three months ended June 30, 2014	484,399	159,823	74,793	17,423
FY 2014 - Year ended June 30, 2014	$1,873,289	$599,907	$276,360	$51,941

The information furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act. The furnishing of this report shall not be deemed an admission that any of the information contained herein is material or that the dissemination of the information contained herein is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.
(Registrant)

Date: September 16, 2014
	By:	/s/ Michael M. Thomson
	Name:	Michael M. Thomson
	Title:	Controller and Principal Accounting Officer